                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 27, 2003


                                NMHG HOLDING CO.
               (Exact Name of Registrant as Specified in Charter)



               DELAWARE                       333-89248                 31-1637659
    (State or Other Jurisdiction             (Commission              (IRS Employer
          of Incorporation)                  File Number)          Identification No.)

650 N.E. HOLLADAY STREET; SUITE 1600
         PORTLAND, OREGON                                                 97232
(Address of Principal Executive Offices)                               (Zip Code)


       Registrant's telephone number, including area code: (503) 721-6000


                             ----------------------



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ITEM 9.  REGULATION FD DISCLOSURE

         On March 27, 2003, in connection with the filing of the Annual Report on Form 10-K of NMHG Holding Co. (the "Company") for the period ended December 31, 2002 (the "Report"), each of Reginald R. Eklund, who as President, Chief Executive Officer and Director of the Company serves as the principal executive officer of the Company, and Michael K. Smith, who as Vice President Finance & Information Systems and Chief Financial Officer of the Company serves as the principal financial officer of the Company, certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             NMHG HOLDING CO.



                             By:    /s/ Michael K. Smith
                                   -------------------------------------------
                                    Name:   Michael K. Smith
                                    Title:  Vice President, Finance and
                                            Information Systems and Chief
                                            Financial Officer




Date:  March 27, 2003